Supplement dated December 12, 2014
to the Statement of Additional Information
for Principal Funds, Inc.
dated March 1, 2014
as amended and restated June 3, 2014, September 3, 2014 and November 25, 2014

This supplement updates information currently in the Statement of Additional Information. Retain this supplement with the Statement of Additional Information.

LEADERSHIP STRUCTURE AND BOARD OF DIRECTORS

Under “Officers of the Fund,” add:

Name, Address and Year of Birth	Position(s) held with Fund and Length of Time Served	Positions with the Manager and its Affiliate; Principal Occupations during Past 5 Years** (unless noted otherwise)
Tracy Bollin Des Moines, IA 50392 1970	Chief Financial Officer (since 2014)
Chief Financial Officer, PFA (since 2010)
Assistant Controller, PFD (2007-2010)
Chief Financial Officer, PFD (since 2010)
Chief Financial Officer, PMC (since 2010)
Financial Controller, PMC (2008-2010)
Assistant Controller, Princor (2009-2010)
Chief Financial Officer, Princor (since 2010)
Financial Controller, Princor (2008-2009)
Assistant Controller, PSS (2007-2010)
Chief Financial Officer, PSS (since 2010)

Greg Reymann Des Moines, IA 50392 1958	Assistant Counsel (since 2014)
Assistant General Counsel, PLIC (since 2014)
VP, Chief Compliance Officer and Chief Risk Officer, TAM (2010-2012)
Assistant General Counsel, TAMG (2013-2014)
Vice President/CFTC Principal, TAM (2013-2014)

Clint Woods Des Moines, IA 50392 1961	Assistant Counsel (since 2014)
Associate General Counsel, AEGON (2003-2012)
Asst General Counsel, Asst Corp Secretary, Governance Officer, PLIC (since 2013)
Asst General Counsel, Asst Corp Secretary, Governance Officer, Princor (since 2013)

**	Abbreviations used:
•AEGON USA Investment Management, LLC (AEGON)
•Transamerica Asset Management, Inc. (TAM)

•	Transamerica Asset Management Group (TAMG)

Under the “Position(s) held with Fund” column for Layne A. Rasmussen, delete “Chief Financial Officer (since 2008)” and substitute "Chief Financial Officer (2008-2014)."

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Advisors

On or after December 30, 2014, delete the information regarding Montag & Caldwell, LLC, and add the following:

Sub-Advisor:	Sawgrass Asset Management, LLC (“Sawgrass”), is 100% employee-owned. Dean McQuiddy and Brian K. Monroe, both co-founding principals of Sawgrass, each own more than 25% of the firm.

Fund(s):    a portion of the assets of LargeCap Growth Fund II

Sub-Advisory Agreements for the Funds
Funds with Other Sub-Advisors

Delete the table for Global Diversified Income Fund (call option overwriting portion) (Guggenheim) and substitute:

	Net Asset Value of Fund
Fund	First $600 million	Next $1.4 billion	Next $2.0 billion	All Remaining Assets
Global Diversified Income (call option overwriting portion) (Guggenheim)	0.14%	0.10%	0.08%	0.06%

Delete the table for Global Diversified Income Fund (emerging market debt portion) (Stone Harbor) and substitute:

	Net Asset Value of Fund
Fund	First $400 million	Over $400 million
Global Diversified Income (emerging market debt portion) (Stone Harbor)	0.45%	0.35%

	Net Asset Value of Fund
Fund	First $500 million	Over $500 million
Global Diversified Income (European high-yield portion) (Stone Harbor)	0.35%	0.30%

On or after December 30, 2014, delete the table for LargeCap Growth Fund II (Montag & Caldwell, LLC) (“M&C”) and substitute:

	Net Asset Value of Fund
Fund	First $300 million	Over $300 million
LargeCap Growth II (Sawgrass)	0.25%	0.20%

PORTFOLIO MANAGER DISCLOSURE

Delete all references to Dirk Laschanzky.

CONVERSION OF CLASS B SHARES

At the close of business on February 23, 2015 (the “Conversion Date”), all existing Class B shares will automatically convert to Class A shares without the imposition of the applicable Class A sales load or the Class B contingent deferred sales charge (“CDSC”). At any time prior to the Conversion Date, Class B shareholders may redeem their shares subject to the applicable CDSC. On the Conversion Date, all reference to Class B shares will be deleted from the Statement of Additional Information. After the Conversion Date, any purchases of Class A shares will be subject to the applicable Class A sales charges.

APPENDIX B
Proxy Voting Policies

On or after December 30, 2014, delete the Proxy Voting Policies for Montag & Caldwell, LLC.

On or after December 30, 2014, add the Proxy Voting Policies for Sawgrass Asset Management, LLC.

SAWGRASS
Asset Management, L.L.C.

Proxy Voting Policy
Rev. August 2013

PROXY VOTING

20.1    Statement

Unless otherwise specified in client agreements, Sawgrass Asset Management, LLC has a fiduciary responsibility for voting proxies for companies whose securities are owned in client portfolios. Proxy voting policies are to be formulated to assure that proxy votes are cast in the best interest of clients. Sawgrass Asset Management, LLC recognizes the unique nature of voting proxies on behalf of Taft-Hartley or union plans and has formulated proxy voting policies to assure that votes are cast in the best interest of plan participants. To assist Sawgrass Asset Management, LLC in formulating and implementing an objective rules based policy framework for voting proxies, Sawgrass Asset Management, LLC may engage outside third party vendors. Exhibits #13 and #14 provide summaries of these policies and describe actions taken by Sawgrass Asset Management, LLC to identify and mitigate potential conflicts of interest.

At their inception, all new clients are to be provided a summary of Sawgrass Asset Management, LLC voting guidelines.

20.2    Conflict of Interest Disclosure

The Chief Compliance Officer (CCO) has overall responsibility for the implementation and monitoring of Sawgrass Asset Management’s Proxy Voting Policy, practices, disclosures and record keeping. The policies as described in this section are designed to assure that proxies are voted in the best interests of shareholders or fund participants. The CCO in concert with the portfolio manager will identify any potential conflicts of interests that could arise as a result of a business relationships that Sawgrass Asset Management or any of its employees may have with the issuer. In the event of a material conflict of interest, the CCO would determine the appropriateness of disclosing such conflict to client and offering to allow client to vote the proxies themselves or confirming that such proxies are voted according to pre-set rules and other objective criteria as my be recommended by a third party voting recommendation. In all cases, the interests of clients will take precedence of those of Sawgrass Asset Management and its staff. Potential areas of conflict could include, but are not limited to the following:

•	Sawgrass Asset Management acting in the capacity as investment manager either for a company soliciting proxy votes or an employee benefit plan that it sponsors.

•	Sawgrass Asset Management having a material business relationship with a company seeking proxy votes.

•	Sawgrass Asset Management actively seeking investment management business from a prospective client which is soliciting proxy votes.

It is the opinion of Sawgrass Asset Management’s CCO that conflicts of interest have been mitigated by the establishment of objective guidelines governing the voting of proxy shares and by the engagement of an outside third party organization to assist in the implementation of these guidelines.